Exhibit 99.1

CUMULUS MEDIA INC.

Cumulus Reports Operating Results for Fourth Quarter and Full Year 2017

ATLANTA, GA — March 28, 2018: Cumulus Media Inc. (PINK: CMLSQ) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three months and year ended December 31, 2017.

For the three months ended December 31, 2017, the Company reported net revenue of $293.9 million, down 1.9% from the three months ended December 31, 2016, net loss of $206.1 million and Adjusted EBITDA of $49.9 million, down 12.3% from the quarter ended December 31, 2016. For the year ended December 31, 2017, the Company reported net revenue of $1,135.7 million, a decrease of 0.5% from the year ended December 31, 2016, net loss of $206.6 million and Adjusted EBITDA of $217.8 million, up 5.8% from the year ended December 31, 2016. During the fourth quarter of 2017, the Company recorded a noncash impairment charge against FCC licenses of $335.9 million. During the fourth quarter of 2016, the Company recorded noncash impairment charges against FCC licenses and goodwill of $603.1 million.
On November 29, 2017, the Company and certain of its direct and indirect subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Chapter 11 Filings”). The Chapter 11 Filings are being jointly administered under the caption In re Cumulus Media Inc., et al, Case No. 17-13381.

Mary Berner, President and Chief Executive Officer of Cumulus Media Inc. said, "Our 2017 financial performance is a true testament to our employees’ hard work and commitment to our turnaround plan. Having also made the decision to definitively address our overleveraged balance sheet, we look forward to completing our financial restructuring and continuing our progress in the months ahead."

Operating Summary (in thousands, except percentages and per share data):

	Three Months Ended December 31,
	2017	2016	% Change
Net revenue	$293,861	$299,541	(1.9)%
Net loss	$(206,116)	$(543,677)	**
Adjusted EBITDA (1)	$49,852	$56,865	(12.3)%
Basic and diluted loss per share	$(7.03)	$(18.57)

	Year Ended December 31,
	2017	2016	% Change
Net revenue	$1,135,662	$1,141,400	(0.5)%
Net loss	$(206,565)	$(510,720)	**
Adjusted EBITDA (1)	$217,751	$205,867	5.8%
Basic and diluted loss per share	$(7.05)	$(17.45)

** Calculation is not meaningful

	December 31, 2017	December 31, 2016	% Change
Cash and cash equivalents	$102,891	$131,259	(21.6)%

Term loan	$1,722,209	$1,810,266	(4.9)%
7.75% Senior Notes	610,000	610,000	—%
Total debt	$2,332,209	$2,420,266	(3.6)%

	Three Months Ended December 31,
	2017	2016	% Change
Capital expenditures	$11,287	$6,333	78.2%

	Year Ended December 31,
	2017	2016	% Change
Capital expenditures	$31,932	$23,037	38.6%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure and Definition”.

Results for Three Months Ended December 31, 2017

Net Revenue
The Company operates in two reportable segments, the Radio Station Group and Westwood One. The Radio Station Group revenue is derived primarily from the sale of broadcasting time to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising.
Corporate and Other includes overall executive, administrative and support functions for each of the Company’s reportable segments, including finance and administration, legal, human resources and information technology functions.

The following tables present our net revenue by segment (dollars in thousands).

	Three Months Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$201,913	$91,298	$650	$293,861
% of total revenue	68.7%	31.2%	0.2%	100.0%
$ change from three months ended December 31, 2016	$(7,843)	$2,195	$(32)	$(5,680)
% change from three months ended December 31, 2016	(3.7)%	2.5%	(4.7)%	(1.9)%

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$209,756	$89,103	$682	$299,541
% of total revenue	70.0%	29.7%	0.2%	100.0%

Net (loss) income

The following tables present our net (loss) income by segment (dollars in thousands).

	Three Months Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(296,452)	$1,286	$89,050	$(206,116)
$ change from three months ended December 31, 2016	$265,007	$(515)	$73,069	$337,561
% change from three months ended December 31, 2016	**	28.6%	**	**

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(561,459)	$1,801	$15,981	$(543,677)

** Calculation is not meaningful

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Three Months Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$51,019	$8,040	$(9,207)	$49,852
$ change from three months ended December 31, 2016	$(7,896)	$3,054	$(2,171)	$(7,013)
% change from three months ended December 31, 2016	(13.4)%	61.3%	(30.9)%	(12.3)%

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$58,915	$4,986	$(7,036)	$56,865

** Calculation is not meaningful

Results for Year Ended December 31, 2017

Net Revenue

The following tables present our net revenue by segment (dollars in thousands).

	Year Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$786,963	$346,165	$2,534	$1,135,662
% of total revenue	69.3%	30.5%	0.2%	100.0%
$ change from year ended December 31, 2016	$(15,433)	$9,555	$140	$(5,738)
% change from year ended December 31, 2016	(1.9)%	2.8%	5.8%	(0.5)%

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$802,396	$336,610	$2,394	$1,141,400
% of total revenue	70.3%	29.5%	0.2%	100.0%

Net (loss) income

The following tables present our net (loss) income by segment (dollars in thousands).

	Year Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(178,410)	$25,635	$(53,790)	$(206,565)
$ change from year ended December 31, 2016	$177,788	$36,706	$89,661	$304,155
% change from year ended December 31, 2016	49.9%	331.6%	62.5%	**

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(356,198)	$(11,071)	$(143,451)	$(510,720)

** Calculation is not meaningful

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Year Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$204,588	$51,034	$(37,871)	$217,751
$ change from year ended December 31, 2016	$(13,604)	$28,050	$(2,562)	$11,884
% change from year ended December 31, 2016	(6.2)%	122.0%	(7.3)%	5.8%

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$218,192	$22,984	$(35,309)	$205,867

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to certain historical and our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and may involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy, our ability to access borrowings under our revolving credit facility, our ability from time to time to renew one or more of our broadcast licenses, changes in interest rates, changes in the fair value of our investments, the timing of, and our ability to complete any acquisitions or dispositions pending from time to time, costs and synergies resulting from the integration of any completed acquisitions, our ability to effectively manage costs, our ability to generate and manage growth, the popularity of radio as a broadcasting and advertising medium, changing consumer tastes, the impact of general economic conditions in the United States or in specific markets in which we currently do business, industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events, our ability to generate revenues from new sources, including local commerce and technology-based initiatives, the impact of regulatory rules or proceedings that may affect our business from time to time, the write off of a material portion of the fair value of our FCC broadcast licenses and goodwill, and other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2017 (the “2017 Form 10-K”) and any previously filed Forms 10-Q. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About Cumulus Media
A leader in the radio broadcasting industry, Cumulus Media (PINK:CMLSQ) combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its 445 owned-and-operated stations broadcasting in 90 US media markets (including eight of the top 10), approximately 8,000 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus/Westwood One platforms make Cumulus Media one of the few media companies that can provide advertisers with national reach and local impact. Cumulus/Westwood One is the exclusive radio broadcast partner to some of the largest brands in sports, entertainment, news, and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, Westwood One News, and more. Additionally, it is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events.

For further information, please contact:
Cumulus Media Inc.
Collin Jones
Investor Relations
collin@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
(Debtor-In-Possession)
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Net revenue	$293,861	$299,541	$1,135,662	$1,141,400
Operating expenses:
Content costs	111,588	115,254	402,978	427,780
Selling, general & administrative expenses	123,346	120,426	477,535	472,900
Depreciation and amortization	14,629	19,244	62,239	87,267
LMA fees	2,747	2,473	10,884	12,824
Corporate expenses	9,215	6,975	37,956	35,383
Stock-based compensation expense	191	565	1,614	2,948
Acquisition-related and restructuring costs	17,375	(1,420)	19,492	1,817
Loss (gain) on sale of assets or stations	86	1,460	(2,499)	(95,695)
Impairment of intangible assets and goodwill	335,909	603,149	335,909	604,965
Total operating expenses	615,086	868,126	1,346,108	1,550,189
Operating loss	(321,225)	(568,585)	(210,446)	(408,789)
Non-operating (expense):
Reorganization items, net	(31,603)	—	(31,603)	—
Interest expense	(23,210)	(34,738)	(126,952)	(138,634)
Interest income	30	129	136	493
Gain (loss) on early extinguishment of debt	—	8,017	(1,063)	8,017
Other (loss) income, net	(299)	441	(363)	2,039
Total non-operating expense, net	(55,082)	(26,151)	(159,845)	(128,085)
Loss before income taxes	(376,307)	(594,736)	(370,291)	(536,874)
Income tax benefit	170,191	51,059	163,726	26,154
Net loss	$(206,116)	$(543,677)	$(206,565)	$(510,720)
Basic and diluted loss per common share:
Basic: Loss per share	$(7.03)	$(18.57)	$(7.05)	$(17.45)
Diluted: Loss per share	$(7.03)	$(18.57)	$(7.05)	$(17.45)
Weighted average basic common shares outstanding	29,306,374	29,275,111	29,306,374	29,270,455
Weighted average diluted common shares outstanding	29,306,374	29,275,111	29,306,374	29,270,455

Non-GAAP Financial Measure
From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Adjusted EBITDA is the financial metric utilized by management to analyze the performance of the Company as a whole and each of our reportable segments, respectively. This measure isolates the amount of income generated by our core operations after the incurrence of corporate, general and administrative expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service and acquisitions. In addition, Adjusted EBITDA, excluding the impact of LMA fees, is a key metric for purposes of calculating and determining compliance with certain covenants in our Credit Agreement.
In deriving this measure, the Company excludes from Adjusted EBITDA items not related to core operations and those that are non-cash including: depreciation, amortization, stock-based compensation expense, gain or loss on the exchange or sale of any assets or stations, early extinguishment of debt, local marketing agreement fees, expenses relating to acquisitions, restructuring costs, reorganization items and non-cash impairments of assets.
Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our Credit Agreement. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.
Adjusted EBITDA should not be considered in isolation or as a substitute for net (loss) income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months and years ended December 31, 2017 and 2016 (dollars in thousands):

	Three Months Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(296,452)	$1,286	$89,050	$(206,116)
Income tax benefit	—	—	(170,191)	(170,191)
Non-operating (income) expense, including net interest expense	(1)	130	23,350	23,479
LMA fees	2,747	—	—	2,747
Depreciation and amortization	8,730	5,490	409	14,629
Stock-based compensation expense	—	—	191	191
Loss on sale of assets or stations	86	—	—	86
Reorganization items, net	—	—	31,603	31,603
Impairment of intangible assets and goodwill	335,909	—	—	335,909
Acquisition-related and restructuring costs	—	1,134	16,241	17,375
Franchise and state taxes	—	—	140	140
Adjusted EBITDA	$51,019	$8,040	$(9,207)	$49,852

	Three Months Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(561,459)	$1,801	$15,981	$(543,677)
Income tax expense	—	—	(51,059)	(51,059)
Non-operating (income) expense, including net interest expense	—	(104)	34,268	34,164
LMA fees	2,473	—	—	2,473
Depreciation and amortization	13,290	5,521	433	19,244
Stock-based compensation expense	—	—	545	545
Loss (gain) on sale of assets or stations	1,462	—	(2)	1,460
Impairment of intangible assets	603,149	—	—	603,149
Acquisition-related and restructuring costs	—	(2,232)	812	(1,420)
Franchise and state taxes	—	—	3	3
Gain on early extinguishment of debt	—	—	(8,017)	(8,017)
Adjusted EBITDA	$58,915	$4,986	$(7,036)	$56,865

	Year Ended December 31, 2017
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(178,410)	$25,635	$(53,790)	$(206,565)
Income tax benefit	—	—	(163,726)	(163,726)
Non-operating expense (income), including net interest (income) expense	(6)	537	126,648	127,179
LMA fees	10,884	—	—	10,884
Depreciation and amortization	38,734	21,836	1,669	62,239
Stock-based compensation expense	—	—	1,614	1,614
(Gain) loss on sale of assets or stations	(2,523)	—	24	(2,499)
Reorganization items, net	—	—	31,603	31,603
Impairment of intangible assets and goodwill	335,909	—	—	335,909
Acquisition-related and restructuring costs	—	3,026	16,466	19,492
Franchise and state taxes	—	—	558	558
Loss on early extinguishment of debt	—	—	1,063	1,063
Adjusted EBITDA	$204,588	$51,034	$(37,871)	$217,751

	Year Ended December 31, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net loss	$(356,198)	$(11,071)	$(143,451)	$(510,720)
Income tax benefit	—	—	(26,154)	(26,154)
Non-operating expense, including net interest expense	13	122	135,967	136,102
LMA fees	12,824	—	—	12,824
Depreciation and amortization	54,071	31,178	2,018	87,267
Stock-based compensation expense	—	—	2,948	2,948
Gain on sale of assets or stations	(95,667)	—	(28)	(95,695)
Impairment of intangible assets and goodwill	603,149	1,816	—	604,965
Acquisition-related and restructuring costs	—	939	878	1,817
Franchise and state taxes	—	—	530	530
Gain on early extinguishment of debt	—	—	(8,017)	(8,017)
Adjusted EBITDA	$218,192	$22,984	$(35,309)	$205,867